UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): July 2, 2026
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 below is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 2, 2026, Curis, Inc. (the “Company”) filed a certificate of amendment to the Company’s Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (“Certificate of Amendment”), which will effect, as of 5:00 p.m. Eastern Time on July 2, 2026 (“Effective Time”) a 1-for-20 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, $0.01 par value per share (“Common Stock”).
As a result of the Reverse Stock Split, every 20 shares of the Company’s issued and outstanding Common Stock will be converted into one share of Common Stock. No fractional shares will be issued, and stockholders who would otherwise be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split will have such fractional share of Common Stock rounded up to the nearest whole share.
The Reverse Stock Split will not change the par value of the Common Stock or the number of authorized shares of Common Stock. All outstanding warrants, restricted stock units and stock options will be adjusted as a result of the Reverse Stock Split, as well as the corresponding exercise price, as applicable, as well as the number of shares that remain available for future issuance under the Company’s equity incentive plans, as provided by the terms of such warrants, restricted stock units, stock options and incentive plans and described in the Company’s proxy statement for the Company’s Special Meeting as filed with the Securities and Exchange Commission on June 5, 2026.
Trading of the Company’s common stock on a Reverse Stock Split-adjusted basis will begin at the opening of trading on July 6, 2026. The Common Stock will continue to trade under the existing ticker symbol “CRIS.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 231269408.
The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation, as amended
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	July 2, 2026	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer